SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2020

Skye Life Ventures Ltd.

(Exact name of registrant as specified in charter)

British Columbia, Canada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5490 Notre Dame Est, Montreal, Quebec, Canada H1N 2C4

(Address of principal executive offices and zip code)

(604) 616-3331

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 21, 2020, Skye Life Acquisition Corp. (“Merger Sub”), Skye Life Ventures Ltd.’s newly created subsidiary, completed an amalgamation with SuperDate Networks Inc. (“SuperDate”) pursuant to an amalgamation agreement dated September 9, 2020 (the “Merger Agreement”) in an Arm’s Length transaction.

Pursuant to the Merger Agreement, Merger Sub merged with and into SuperDate (the “Merger”), with Merger Sub surviving the Merger and continuing as a wholly owned subsidiary of the Issuer and the Issuer carrying on the business of SuperDate following closing. SuperDate is an arm’s length party to Skye Life Ventures Ltd. (the "Issuer.")

Prior to the Merger, SuperDate was a private company, incorporated in British Columbia, Canada in 2014. It is a technology-focused company. Superdate has a proprietary dating application that matches users through common interests and activities. It intends to release a consumer-ready application in Vancouver, Montreal, Seattle and Los Angeles in 2021.

At the effective time of the Merger, each outstanding share of common stock of SuperDate were exchanged for one common share of the Issuer (collectively, the “Merger Consideration”). The Merger Consideration was comprised of 38,819,000 common shares of the Issuer. Following the Amalgamation, the Issuer has 47,087,341 common shares and 825,000 Warrants issued and outstanding. The 87 former shareholders of SuperDate now hold 82% of the issued and outstanding shares of Skye on an undiluted basis.

Pursuant to the terms of the Merger Agreement, each outstanding common share purchase warrant (“Warrant”) of SuperDate was exchanged for one Warrant the Issuer, subject to the same terms and conditions of the original convertible security. The 825,000 Warrants have an exercise price of CAD $.035 and expire on May 14, 2021.

At the time of the Merger, SuperDate did not have any common share purchase options or other convertible securities issued or outstanding.

The respective boards each of the companies involved unanimously approved the Merger Agreement. 100% of SuperDate shareholders approved the Merger Agreement and the completion of the Merger in written resolutions.

The Issuer is a Foreign Private Issuer pursuant to Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 3b-4(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act.”) The Issuer has securities registered pursuant to Section 12(b) of the Securities Act and was not a shell company prior to the completion of the Merger.

Voting Agreement

Pursuant to the Merger Agreement, SuperDate used its reasonable commercial efforts to have at least a majority of its shareholders execute a voting agreement. The voting agreement relates to approval of the divestment by the Issuer of its interest in its wholly owned subsidiary, Emerald Plants Health Source (E.P.H.S.) Inc. (“Emerald”). Emerald is seeking out financing and debt repayment options other than reliance on funds from the sale of the Issuer's equity securities, as the independent special committee of the Issuer’s Board has recommended. Previous disclosure regarding the independent special committee recommendations can be found in the Issuer’s press release, dated June 16, 2020, and Form 8-K, dated June 19, 2020.  Under the terms of the voting agreement, 100% of the former SuperDate shareholders have agreed to vote in favour of any management proposals relating to the proposed divestment and have agreed, except in certain limited circumstances, not to transfer the securities of the Issuer received upon closing of the Merger until the earlier of the date the shareholder meeting to approve the divestment is held or 120 days after closing of the Amalgamation.

Item 5.01 Changes in Control of Registrant.

The information provided above in “Item 2.01 – Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, Wellness Media Group Inc. and Clark Kedziora have acquired control positions in the Issuer.

Wellness Media Group Inc., a British Columbia company, acquired 15,910,000 common shares of the Issuer in exchange for the same number of shares in SuperDate in the Merger. It did not acquire any Warrants or other convertible securities of the Issuer in the Amalgamation. It now holds 32.3% of the Issuer on a diluted and undiluted basis. Alex Chan, a businessman from Vancouver, B.C., is the beneficial owner of Wellness Media Group Inc. and is not a related party to SuperDate or the Issuer. Neither Alex Chan not Wellness Media Group Inc. are involved in the management of the Issuer or any of its subsidiaries.

Clark Kedziora acquired 2,566,000 common shares of the Issuer in exchange for the same number of shares in SuperDate in the Merger. He also acquired 12,500 Warrants of the Issuer as he held the same number of Warrants in SuperDate prior to the Merger. On a diluted basis, Mr. Kedziora holds 5.4% of the Issuer on a diluted and undiluted basis. Clark Kedziora was the sole director and officer of SuperDate prior to the completion of the Merger and is now the sole director and officer of MergerSub following completion of the Merger.

There are no arrangements known to the Issuer, including any pledge by any person of securities of the Issuer or any of its parents, the operation of which may at a subsequent date result in a change in control of the Issuer.

Item 7.01 Regulation FD Disclosure.

On December 21, 2020, the Issuer issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Issuer’s or SuperDate’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on the Issuer’s or SuperDate’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Issuer’s or SuperDate’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby, (b) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of SuperDate or other conditions to closing in the Merger Agreement, (c) costs related to the proposed transactions, (d) changes in applicable laws or regulations, (e) the possibility that SuperDate may be adversely affected by other economic, business, and/or competitive factors and (f) other risks and uncertainties. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Except as required by law, neither the Issuer nor SuperDate undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Issuer’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Issuer intends to file the financial statements required by Item 9.01 of Form 8-K in an amended Form 8-K not later than 71 calendar days from the date on which this initial Form 8-K was required to be filed following the completion of the Merger.

(b) Pro forma financial information.

The Issuer intends to file the furnish the pro forma financial information required by Item 9.01 of Form 8-K in an amended Form 8-K not later than 71 calendar days from the date on which this initial Form 8-K was required to be filed following the completion of the Merger.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 21, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2020	SKYE Life Ventures Ltd.

	By:	/s/ Stevan Perry
	Name:	Stevan Perry
	Title:	President